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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2001



                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
           -----------------------------------------------------------
           (Exact names of registrants as specified in their charters)


           DELAWARE                    001-15843                13-3989167
            TEXAS                      333-48279                74-1282680
 ------------------------------    ----------------        --------------------
 (States or other jurisdictions    (Commission File           (IRS Employer
      of incorporation)                 Numbers)           Identification Nos.)




               4440 BRITTMOORE ROAD, HOUSTON, TEXAS         77041
             ----------------------------------------     ----------
             (Address of principal executive offices)     (Zip Code)


                                 (713) 335-7000
                                 --------------
              (Registrants' telephone number, including area code)

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Item 5. Other Events

        On March 1, 2001, Universal Compression Holdings, Inc., a Delaware corporation (the "Company"), issued a press release announcing the completion of its acquisition of ISS Compression, Inc., a Texas corporation, and its operating subsidiary IEW Compression, Inc., a Louisiana corporation ("IEW"), which is a provider of natural gas compression services. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

    Exhibit No.   Description
    -----------   -----------
      99.1        Press Release of Universal Compression Holdings, Inc. dated
                  March 1, 2001.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL COMPRESSION HOLDINGS, INC.
                                   UNIVERSAL COMPRESSION, INC.
                                   (Registrants)


Date: March 1, 2001                By: /s/ MARK L. CARLTON
                                       -----------------------------------------
                                       Mark L. Carlton
                                       Senior Vice President and General Counsel

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                                  EXHIBIT INDEX


    Exhibit No.   Description
    -----------   -----------
      99.1        Press Release of Universal Compression Holdings, Inc. dated
                  March 1, 2001.